EXHIBIT 10.219

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

AMENDMENT AND RESTATEMENT AGREEMENT OF

LETTER AGREEMENT N°1

TO THE A220 PURCHASE AGREEMENT

BETWEEN

AIRBUS CANADA LIMITED PARTNERSHIP
as Seller

and

    AIR LEASE CORPORATION
as Buyer

ALC – Amendment and restatement of LA1 to the A220 Purchase Agreement
Ref. CT2404823	Page 1/9

This amendment and restatement agreement of Letter Agreement N°1 to the Purchase Agreement (hereinafter referred to as the "Restatement Agreement") is entered into as of October 31, 2024, between
AIRBUS CANADA LIMITED PARTNERSHIP, duly acting and represented by its managing general partner, AIRBUS CANADA MANAGING GP INC., having its registered office at 13100 Boulevard Henri Fabre, Mirabel, QC, Canada J7N 3C6 (the “Seller”)
AND:
AIR LEASE CORPORATION, a corporation organised and existing under the Iaws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties” and individually as a “Party”.
WHEREAS

A.On 20 December 2019 the Buyer and the Seller have signed a purchase agreement with reference CLC-CT1906081 for the manufacture and sale by the Seller and purchase by the Buyer of certain A220 Aircraft hereinafter together with its Annexes and Letter Agreements referred to as the “Purchase Agreement”.

B.On 31 August 2020 the Buyer and the Seller entered into Amendment N°1 to the Purchase Agreement in order to [*].

C.On 06 April 2021, the Parties entered into Amendment N°2 in order to [*].

D.On 03 June 2021, the Parties entered into Amendment N°3 in order to [*].

E.On 20 December 2022, the Parties entered into Amendment N°4 in order to, among other things, (i) provide for the manufacture and sale by the Seller and purchase by the Buyer of twenty-four (24) Purchase Right Aircraft and one (1) incremental A220 Aircraft, and [*].

F.On 25 March 2022, the Parties entered into Amendment N°5 in order to [*].

G.On 15 July 2022, the Parties entered into Amendment N°6 in order to [*].

H.On 31 August 2022, the Parties entered into Amendment N°7 in order to [*].

I.On 03 October 2022, the Parties entered into Amendment N°8 in order to [*].

J.On 06 July 2023, the Parties entered into Amendment N°9 in order to [*].

K.On 29 February 2024, the Parties entered into Amendment N°10 in order to [*].

ALC – Amendment and restatement of LA1 to the A220 Purchase Agreement
Ref. CT2404823	Page 2/9

L.On 22 May 2024, the Parties entered into Amendment N°11 in order to [*].

M.On 24 July 2024, the Parties entered into Amendment N°12 in order to [*].

The Purchase Agreement as amended and supplemented pursuant to the foregoing shall be referred to as the “Agreement”.

N.The Parties now wish to amend and restate the Original Letter Agreement in order to [*].

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Restatement Agreement. Capitalized terms used herein and not otherwise defined herein will have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

ALC – Amendment and restatement of LA1 to the A220 Purchase Agreement
Ref. CT2404823	Page 3/9

1DEFINITIONS AND INTERPRETATION
1.1Except as otherwise defined in this Restatement Agreement, all words and expressions defined in the Revised Letter Agreement (including definitions incorporated by reference to another document) shall have the same respective meanings when used in this Restatement Agreement.
1.2In this Restatement Agreement, the following words and expressions shall, except where the context otherwise requires, have the following respective meanings:
[*]

2AMENDMENT AND RESTATEMENT
2.1With effect from the date of this Restatement Agreement, the Original Letter Agreement shall be amended and restated in the form set out in Appendix 1 to this Restatement Agreement.

3INCONSISTENCY AND CONFIDENTIALITY

3.1In the event of any inconsistency between the terms and conditions of the Agreement and those of this Restatement Agreement, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

3.2This Restatement Agreement reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

3.3This Restatement Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

4COUNTERPARTS

    This Restatement Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

5LAW AND JURISDICTION

    This Restatement Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

ALC – Amendment and restatement of LA1 to the A220 Purchase Agreement
Ref. CT2404823	Page 4/9

The other provisions of Clause 21 of the Agreement shall apply to this Restatement Agreement as if the same were set out in full herein, mutatis mutandis.

ALC – Amendment and restatement of LA1 to the A220 Purchase Agreement
Ref. CT2404823	Page 5/9

APPENDIX 1

FORM OF AMENDED AND RESTATED LETTER AGREEMENT N°1

TO PURCHASE AGREEMENT

LETTER AGREEMENT N°1

AIR LEASE CORPORATION
2000 Avenue of the Stars, Suite 1000N
Los Angeles, California 90067, U.S.A.
December 20th, 2019
Amended and restated on October 31ST, 2024

Subject: PURCHASE INCENTIVES

AIR LEASE CORPORATION ("the Buyer") and AIRBUS CANADA LIMITED PARTNERSHIP ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of December 20, 2019 [*].

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

ALC – Amendment and restatement of LA1 to the A220 Purchase Agreement
Ref. CT2404823	Page 6/9

1.[*]

2.[*]

3.MISCELLANEOUS

3.1Inconsistencies

In the event of any inconsistency between the terms of this Letter Agreement and the terms of the Agreement, the terms of this Letter Agreement shall prevail over the terms of the Agreement to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

3.2Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.3Confidentiality

This Letter Agreement (and its existence) shall be treated by both Parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other Party. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other Party.

3.4Law and jurisdiction

This Letter Agreement shall be governed by, and construed in accordance with, the laws of the state of New York, United States of America and the provisions of Clause 21 of the Agreement shall apply to this Letter Agreement.

3.5Counterparts

This Letter Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

ALC – Amendment and restatement of LA1 to the A220 Purchase Agreement
Ref. CT2404823	Page 7/9

IN WITNESS WHEREOF this Restatement Agreement has been entered into on the date first written above.
AIRBUS CANADA LIMITED PARTNERSHIP,
duly acting and represented by its managing general partner,
AIRBUS CANADA MANAGING GP INC.,

Per:
Name:	Benoit Schultz
Title:	CEO

AIR LEASE CORPORATION

Per:
Name:	Grant Levy
Title:	Executive Vice President

ALC – Amendment and restatement of LA1 to the A220 Purchase Agreement
Ref. CT2404823	Page 8/9

SCHEDULE 1 – [*]

ALC – Amendment and restatement of LA1 to the A220 Purchase Agreement
Ref. CT2404823	Page 9/9